EXHIBIT 16


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                POWER OF ATTORNEY -- N-14 REGISTRATION STATEMENT

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kathryn L. Stanton, Michael J. Radmer, and Donna Rafa, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-14 of First American Investment Funds, Inc. ("FAIF"), relating to the combination of each of Qualivest Funds' Small Companies Value Fund, Large Companies Value Fund, Optimized Stock Fund, Intermediate Bond Fund, Diversified Bond Fund, and International Opportunities Fund, with and into each of FAIF's Small Cap Value Fund, Stock Fund, Equity Index Fund, Intermediate Term Income Fund, Fixed Income Fund, and International Index Fund, respectively, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


          Signature                    Title                    Date
          ---------                    -----                    ----

/s/ Robert J. Dayton                  Director              July 15, 1997
----------------------------
Robert J. Dayton

/s/ Virginia L. Stringer              Director              July 8, 1997
----------------------------
Virginia L. Stringer

/s/ Joseph D. Strauss                 Director              July 7, 1997
----------------------------
Joseph D. Strauss

/s/ Robert L. Spies                   Director              July 7, 1997
----------------------------
Robert L. Spies

/s/ Leonard W. Kedrowski              Director              July 3, 1997
----------------------------
Leonard W. Kedrowski

/s/ Andrew M. Hunter III              Director              July 11, 1997
----------------------------
Andrew M. Hunter III

/s/ Gae B. Veit                       Director              July 7, 1997
----------------------------
Gae B. Veit